Exhibit 99

FOR RELEASE 6:00 PM EDT, THURSDAY, JULY 26, 2007

Contact:               Robert S. Tissue, Sr. Vice President & CFO
Telephone:           (304) 530-0552
Email:                    rtissue@SummitFGI.com

SUMMIT FINANCIAL GROUP REPORTS SECOND QUARTER 2007 EARNINGS

EPS from Continuing Operations Grows 22.2 Percent

MOOREFIELD, W.Va.--July 26, 2007--Summit Financial Group, Inc. (NASDAQ: SMMF) today reported second quarter 2007 net income of its consolidated operations and its continuing operations which excludes from income substantially all business activities of Summit Mortgage, its residential mortgage loan origination unit, which ceased operations in January 2007.

Income from continuing operations for second quarter 2007 was $3.2 million, or $0.44 per diluted share, up 21.6 percent and 22.2 percent, respectively, compared with $2.6 million, or $0.36 per diluted share, reported for the prior-year period.  Consolidated net income was $3.0 million, or $0.42 per diluted share, compared with $2.6 million, or $0.37 per diluted share reported for the second quarter of 2006.  Second quarter 2007 results reflect solid asset growth, stable operating expenses, and a slight improvement in the net interest margin.  For the second quarter of 2007, the returns on average shareholders' equity and average assets from continuing operations were 14.96 percent and 1.00 percent, respectively, compared with prior-year ratios of 13.32 percent and 0.89 percent.

For the six months ended June 30, 2007, income from continuing operations was $5.9 million, or $0.83 per diluted share, up 14.8 percent and 15.3 percent, respectively, compared with $5.2 million, or $0.72 per diluted share, reported for the prior-year period. Consolidated net income for the first half of 2007 was $5.6 million, or $0.79 per diluted share, compared with $5.6 million, or $0.78 per diluted share reported for the 2006 six-month period.  For the first six months of 2007, the returns on average shareholders' equity and average assets from continuing operations were 14.28 percent and 0.95 percent, respectively, compared with prior-year ratios of 13.60 percent and 0.91 percent.

H. Charles Maddy, III, president and chief executive officer, commented, “Second quarter results demonstrate the strength of our community banking franchise.  Our success in maintaining loan growth despite a slowdown in construction and development lending shows our ability to react to market dynamics, as reflected in our higher levels of commercial and commercial real estate loans this quarter.  Further, our net interest margin and our return on equity (from continuing operations) have remained remarkably steady throughout this very challenging period.  We look forward to concentrating our energies and our capital to expand our market share in some of the best markets in the country, including the new markets in Northern Virginia and Montgomery County, Maryland that we plan to enter when we complete our acquisition of Greater Atlantic Financial Corp. in the fourth quarter of this year.”

For the second quarter of 2007, total revenue increased 7.6 percent to $10.5 million compared with $9.8 million for the year-earlier quarter.  Net interest income was $9.3 million compared with $8.7 million in the prior-year first quarter, an increase of 8.0 percent.  The increase reflected 9.5 percent growth in average earning assets, partially offset by a 10 basis point decline in the net interest margin to 3.22 percent.  Non-interest income, which consists of insurance commissions and service fees, was $1.2 million for the current quarter, an increase of $44,000 or 4.0 percent from the prior-year quarter. Non-interest income accounted for 11.0 percent of total revenue, in line with its contribution in previous quarters.

Summit’s operating expenses remain exceptionally well controlled; second quarter 2007 non-interest expense was $5.7 million, up a nominal 0.8 percent from the year-ago quarter, and up 1.2 percent from the prior quarter.  Reflecting the combination of growing revenue and stable expenses, the efficiency ratio (for continuing operations) improved to 51.47 percent compared with 54.33 percent for the prior-year quarter.

At June 30, 2007, nonperforming assets were $8.2 million, or 0.64 percent of total assets, compared with $4.5 million, or 0.36 percent for the linked quarter and $1.3 million, or 0.11 percent for the year-ago quarter.  Relationships with three developers comprise in excess of 50 percent of total nonperforming assets.  Each of these loans is well-collateralized and adequate reserves are in place.  For the current quarter, the Company had net charge-offs of $96,000, or an annualized 0.04 percent of average loans, compared with $119,000, or an annualized 0.05 percent for the linked quarter, and $135,000, or 0.06 percent annualized for the year earlier period. At June 30, 2007, loan loss reserves were 0.91 percent of loans outstanding.

Assets at June 30, 2007 were $1.28 billion, an increase of $100.1 million, or 8.5 percent over the last twelve months. Loans, net of unearned income, were $949.2 million at period end, up $83.0 million, or 9.6 percent, year-over-year.  Commercial real estate was the largest contributor to loan growth, up $58.2 million, or 19.6 percent over the past twelve months.  Commercial real estate remains the largest component of Summit’s loan portfolio at 37.0 percent of total loans, with residential mortgages accounting for an additional 29.6 percent.  Construction and development loans, the third largest component of the portfolio, increased $16.7 million year over year, but experienced a significant reduction from the first quarter of 2007, declining $21.7 million, or 9.8 percent.

Deposits at June 30, 2007 were $850.4 million, an increase of $88.8 million, or 11.7 percent from the $761.6 million reported for the prior-year quarter.  However, compared with the linked quarter, deposits decreased $26.8 million, or 3.1 percent, reflecting a $30.0 million reduction in brokered time deposits.  Retail deposits totaled $626.6 million at quarter end, and accounted for 73.7 percent of total deposits, with non-interest bearing deposits growing $3.7 million, or 6.1 percent, compared with the linked quarter.

Shareholders' equity at June 30, 2007 was $83.1 million, an increase of 8.5 percent over the last twelve months. Common shares outstanding totaled 7,084,980 at year-end.

ABOUT THE COMPANY

Summit Financial Group, Inc., a financial holding company with total assets of $1.28 billion, operates fifteen banking locations through its wholly-owned community bank, Summit Community Bank, headquartered in Moorefield, West Virginia. Summit also operates Summit Insurance Services, LLC headquartered in Moorefield, West Virginia.

FORWARD-LOOKING STATEMENTS

This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties.  Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.  Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economy.  We undertake no obligation to revise these statements following the date of this press release.

                     SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
                     Quarterly Performance Summary -- Q2 2007 vs Q2 2006

	For the Quarter Ended		Percent
Dollars in thousands	6/30/07	6/30/06	Change
Condensed Statements of Income
Interest income
Loans, including fees	$19,079	$16,609	14.9%
Securities	3,263	2,787	17.1%
Other	27	13	107.7%
Total interest income	22,369	19,409	15.3%
Interest expense
Deposits	8,882	6,408	38.6%
Borrowings	4,140	4,348	-4.8%
Total interest expense	13,022	10,756	21.1%
Net interest income	9,347	8,653	8.0%
Provision for loan losses	390	330	18.2%
Net interest income after provision
for loan losses	8,957	8,323	7.6%
Noninterest income
Insurance commissions	209	247	-15.4%
Service fee income	735	726	1.2%
Securities gains (losses)	-	-	-
Other income	209	136	53.7%
Total noninterest income	1,153	1,109	4.0%
Noninterest expense
Salaries and employee benefits	3,238	3,049	6.2%
Net occupancy expense	408	390	4.6%
Equipment expense	493	496	-0.6%
Professional fees	193	245	-21.2%
Other expenses	1,386	1,492	-7.1%
Total noninterest expense	5,718	5,672	0.8%
Income from continuing operations before income taxes	4,392	3,760	16.8%
Income taxes	1,240	1,167	6.3%
Income from continuing operations	3,152	2,593	21.6%
Discontinued operations
Exit costs and impairment of long-lived assets	43	-	n/a
Operating income (loss)	(227)	74	-406.8%
Income (loss) from discontinued operations
before income taxes	(184)	74	-348.6%
Income taxes	(66)	33	-300.0%
Income (loss) from discontinued operations	(118)	41	-387.8%

Net Income	$3,034	$2,634	15.2%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q2 2007 vs Q2 2006

	For the Quarter Ended		Percent
	6/30/2007	6/30/2006	Change
Per Share Data
Earnings per share from continuing operations
Basic	$0.45	$0.36	25.0%
Diluted	$0.44	$0.36	22.2%
Earnings per share from discontinued operations
Basic	$(0.02)	$0.01	-300.0%
Diluted	$(0.02)	$0.01	-300.0%
Earnings per share
Basic	$0.43	$0.37	16.2%
Diluted	$0.42	$0.37	13.5%

Average shares outstanding
Basic	7,084,980	7,135,107	-0.7%
Diluted	7,148,241	7,189,644	-0.6%

Performance Ratios
Return on average equity	14.40%	13.53%	6.4%
Return on average equity - continuing operations	14.96%	13.32%	12.3%
Return on average assets	0.96%	0.91%	5.5%
Return on average assets - continuing operations	1.00%	0.89%	12.4%
Net interest margin	3.22%	3.32%	-3.0%
Efficiency ratio (A)	53.71%	70.69%	-24.0%
Efficiency ratio - continuing operations (A)	51.47%	54.33%	-5.3%

NOTE:  (A) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Six Month Performance Summary -- 2007 vs 2006

	For the Six Months Ended		Percent
Dollars in thousands	6/30/2007	6/30/2006	Change
Condensed Statements of Income
Interest income
Loans, including fees	$37,792	$31,850	18.7%
Securities	6,386	5,434	17.5%
Other	34	36	-5.6%
Total interest income	44,212	37,320	18.5%
Interest expense
Deposits	17,910	11,561	54.9%
Borrowings	7,931	8,727	-9.1%
Total interest expense	25,841	20,288	27.4%
Net interest income	18,371	17,032	7.9%
Provision for loan losses	780	655	19.1%
Net interest income after provision
for loan losses	17,591	16,377	7.4%
Noninterest income
Insurance commissions	415	477	-13.0%
Service fee income	1,353	1,356	-0.2%
Securities gains (losses)	-	-	-
Other income	397	279	42.3%
Total noninterest income	2,165	2,112	2.5%
Noninterest expense
Salaries and employee benefits	6,463	6,104	5.9%
Net occupancy expense	826	792	4.3%
Equipment expense	940	946	-0.6%
Professional fees	367	452	-18.8%
Other expenses	2,772	2,739	1.2%
Total noninterest expense	11,368	11,033	3.0%
Income from continuing operations before income taxes	8,388	7,456	12.5%
Income taxes	2,441	2,275	7.3%
Income from continuing operations	5,947	5,181	14.8%
Discontinued operations
Exit costs and impairment of long-lived assets	123	-	n/a
Operating income (loss)	(599)	683	-187.7%
Income (loss) from discontinued operations
before income taxes	(476)	683	-169.7%
Income taxes	(163)	259	-162.9%
Income (loss) from discontinued operations	(313)	424	-173.8%

Net Income	$5,634	$5,605	0.5%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Six Month Performance Summary -- 2007 vs 2006

	For the Six Months Ended		Percent
	6/30/2007	6/30/2006	Change
Per Share Data
Earnings per share from continuing operations
Basic	$0.84	$0.73	15.1%
Diluted	$0.83	$0.72	15.3%
Earnings per share from discontinued operations
Basic	$(0.04)	$0.06	-166.7%
Diluted	$(0.04)	$0.06	-166.7%
Earnings per share
Basic	$0.80	$0.79	1.3%
Diluted	$0.79	$0.78	1.3%

Average shares outstanding
Basic	7,084,980	7,131,611	-0.7%
Diluted	7,147,784	7,189,383	-0.6%

Performance Ratios
Return on average equity	13.53%	14.53%	-6.9%
Return on average equity - continuing operations	14.28%	13.60%	5.0%
Return on average assets	0.90%	0.98%	-8.2%
Return on average assets - continuing operations	0.95%	0.91%	4.4%
Net interest margin	3.21%	3.35%	-4.2%
Efficiency ratio (A)	55.74%	69.92%	-20.3%
Efficiency ratio - continuing operations (A)	52.46%	54.05%	-2.9%

NOTE:  (A) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Condensed Statements of Income
Interest income
Loans, including fees	$19,079	$18,712	$18,746	$18,060	$16,609
Securities	3,263	3,124	3,131	2,998	2,787
Other	27	6	7	16	13
Total interest income	22,369	21,842	21,884	21,074	19,409
Interest expense
Deposits	8,882	9,028	8,990	7,761	6,408
Borrowings	4,140	3,790	3,705	4,239	4,348
Total interest expense	13,022	12,818	12,695	12,000	10,756
Net interest income	9,347	9,024	9,189	9,074	8,653
Provision for loan losses	390	390	930	260	330
Net interest income after provision
for loan losses	8,957	8,634	8,259	8,814	8,323
Noninterest income
Insurance commissions	209	206	228	219	247
Service fee income	735	617	702	700	726
Securities gains (losses)	-	-	-	-	-
Other income	209	189	162	131	136
Total noninterest income	1,153	1,012	1,092	1,050	1,109
Noninterest expense
Salaries and employee benefits	3,238	3,226	2,899	2,817	3,049
Net occupancy expense	408	418	378	387	390
Equipment expense	493	446	480	476	496
Professional fees	193	174	252	188	245
Other expenses	1,386	1,385	1,291	1,409	1,492
Total noninterest expense	5,718	5,649	5,300	5,277	5,672
Income before income taxes	4,392	3,997	4,051	4,587	3,760
Income taxes	1,240	1,201	1,328	1,421	1,167
Income from continuing operations	3,152	2,796	2,723	3,166	2,593
Discontinued operations
Exit costs and impairment of long-lived assets	43	80	(2,480)	-	-
Operating income (loss)	(227)	(372)	(1,373)	(1,059)	74
Income (loss) from discontinued operations
before income taxes	(184)	(292)	(3,853)	(1,059)	74
Income taxes	(66)	(97)	(1,311)	(374)	33
Income (loss) from discontinued operations	(118)	(195)	(2,542)	(685)	41

Net Income	$3,034	$2,601	$181	$2,481	$2,634

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
Per Share Data
Earnings per share from continuing operations
Basic	$0.45	$0.40	$0.39	$0.45	$0.36
Diluted	$0.44	$0.39	$0.39	$0.45	$0.36
Earnings per share from discontinued operations
Basic	$(0.02)	$(0.03)	$(0.36)	$(0.10)	$0.01
Diluted	$(0.02)	$(0.03)	$(0.36)	$(0.10)	$0.01
Earnings per share
Basic	$0.43	$0.37	$0.03	$0.35	$0.37
Diluted	$0.42	$0.36	$0.03	$0.35	$0.37

Average shares outstanding
Basic	7,084,980	7,084,980	7,092,531	7,127,650	7,135,107
Diluted	7,148,241	7,147,170	7,151,378	7,187,274	7,189,644

Performance Ratios
Return on average equity	14.40%	12.72%	0.88%	12.46%	13.53%
Return on average equity - continuing operations	14.96%	13.67%	13.24%	15.90%	13.32%
Return on average assets	0.96%	0.83%	0.06%	0.83%	0.91%
Return on average assets - continuing operations	1.00%	0.90%	0.89%	1.06%	0.89%
Net interest margin	3.22%	3.20%	3.25%	3.33%	3.32%
Efficiency ratio (A)	53.71%	58.07%	69.20%	70.57%	70.69%
Efficiency ratio - continuing operations (A)	51.47%	53.86%	48.85%	49.38%	54.33%

NOTE:  (A) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data

	For the Quarter Ended
Dollars in thousands, except per share amounts	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006

Assets	$1,279,720	$1,253,925	$1,234,831	$1,210,491	$1,179,648
Securities	259,526	258,173	247,874	246,332	238,382
Loans, net	949,175	930,769	916,045	894,836	866,170
Intangible assets	3,121	3,159	3,197	3,234	3,272
Retail deposits	626,617	623,431	609,064	598,293	570,731
Brokered time deposits	223,771	253,794	279,623	266,769	190,832
Short-term borrowings	100,901	79,886	60,428	90,422	164,185
Long-term borrowings and
subordinated debentures	234,476	201,814	193,881	163,864	167,168
Shareholders' equity	83,067	82,935	79,875	80,630	76,559

Book value per share	$11.72	$11.71	$11.27	$11.35	$10.73

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006

Commercial	$81,292	$69,700	$69,470	$67,352	$64,342
Commercial real estate	354,833	329,561	314,199	300,676	296,680
Construction and development	198,721	220,430	215,820	207,545	182,000
Residential real estate	283,821	279,564	282,512	283,943	288,316
Consumer	33,937	33,845	36,455	36,885	37,040
Other	7,111	7,209	6,968	7,086	6,188
Total loans	959,715	940,309	925,424	903,487	874,566
Less unearned fees and interest	1,772	1,757	1,868	1,806	1,767
Total loans net of unearned fees and interest	957,943	938,552	923,556	901,681	872,799
Less allowance for loan losses	8,768	7,783	7,511	6,845	6,629
Loans, net	$949,175	$930,769	$916,045	$894,836	$866,170

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Retail Deposit Composition

Dollars in thousands	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006

Non interest bearing checking	$64,373	$60,645	$62,591	$64,751	$66,071
Interest bearing checking	230,509	230,634	220,167	223,992	214,279
Savings	41,910	44,713	47,984	44,980	38,737
Time deposits	289,825	287,439	278,322	264,570	251,644
Total retail deposits	$626,617	$623,431	$609,064	$598,293	$570,731

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information

	For the Quarter Ended
Dollars in thousands	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006

Net loan charge-off's	$96	$119	$263	$45	$135
Net loan charge-off's to average loans (annualized)	0.04%	0.05%	0.11%	0.02%	0.06%
Allowance for loan losses	$8,768	$7,783	$7,511	$6,845	$6,629
Allowance for loan losses as a percentage
of period end loans	0.91%	0.83%	0.81%	0.76%	0.76%
Nonperforming assets:
Nonperforming loans	$7,307	$4,474	$5,276	$1,273	$987
Foreclosed properties and
other repossessed assets	851	43	77	180	298
Total	$8,158	$4,517	$5,353	$1,453	$1,285

Nonperforming loans to period end loans	0.76%	0.48%	0.57%	0.14%	0.11%
Nonperforming assets to period end assets	0.64%	0.36%	0.43%	0.12%	0.11%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q2 2007 vs Q2 2006
	Q2 2007			Q2 2006
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$939,998	$18,980	8.10%	$858,645	$16,685	7.79%
Tax-exempt	9,374	184	7.87%	8,240	155	7.54%
Securities
Taxable	211,592	2,739	5.19%	190,214	2,250	4.74%
Tax-exempt	45,587	783	6.89%	45,890	801	7.00%
Interest bearing deposits other banks
and Federal funds sold	2,459	29	4.73%	986	14	5.70%
Total interest earning assets	1,209,010	22,715	7.54%	1,103,975	19,905	7.23%

Noninterest earning assets
Cash & due from banks	14,525			14,059
Premises & equipment	22,190			23,586
Other assets	27,390			26,846
Allowance for loan losses	(8,611)			(6,711)
Total assets	$1,264,504			$1,161,755

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$229,444	$2,084	3.64%	$214,908	$1,823	3.40%
Savings deposits	43,252	181	1.68%	37,381	74	0.79%
Time deposits	536,852	6,617	4.94%	430,360	4,511	4.20%
Short-term borrowings	71,451	960	5.39%	144,502	1,831	5.08%
Long-term borrowings and
subordinated debentures	223,021	3,181	5.72%	179,913	2,518	5.61%
	1,104,020	13,023	4.73%	1,007,064	10,757	4.28%
Noninterest bearing liabilities
Demand deposits	64,665			66,496
Other liabilities	11,551			10,298
Total liabilities	1,180,236			1,083,858

Shareholders' equity	84,268			77,897
Total liabilities and
shareholders' equity	$1,264,504			$1,161,755

NET INTEREST EARNINGS		$9,692			$9,148

NET INTEREST YIELD ON EARNING ASSETS			3.22%			3.32%

Average Balance Sheet, Interest Earnings & Expenses and Average Rates
YTD 2007 vs YTD 2006
	For the Six Months Ended June 30,			For the Six Months Ended June 30,
	2007			2006
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$934,513	$37,645	8.12%	$844,093	$32,077	7.66%
Tax-exempt	9,147	358	7.89%	8,242	305	7.46%
Securities
Taxable	209,965	5,316	5.11%	188,414	4,385	4.69%
Tax-exempt	46,433	1,597	6.94%	44,988	1,568	7.03%
Interest bearing deposits other banks
and Federal funds sold	1,458	33	4.56%	1,629	37	4.58%
Total interest earning assets	1,201,516	44,949	7.54%	1,087,366	38,372	7.12%

Noninterest earning assets
Cash & due from banks	13,821			14,259
Premises & equipment	22,260			23,475
Other assets	27,452			25,890
Allowance for loan losses	(8,376)			(6,525)
Total assets	$1,256,673			$1,144,465

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$225,705	$4,150	3.71%	$209,565	$3,366	3.24%
Savings deposits	44,820	398	1.79%	40,209	147	0.74%
Time deposits	546,634	13,362	4.93%	402,422	8,048	4.03%
Short-term borrowings	71,930	1,918	5.38%	158,365	3,795	4.83%
Long-term borrowings and
subordinated debentures	209,588	6,013	5.79%	181,971	4,932	5.47%
	1,098,677	25,841	4.74%	992,532	20,288	4.12%
Noninterest bearing liabilities
Demand deposits	62,986			64,906
Other liabilities	11,722			9,850
Total liabilities	1,173,385			1,067,288

Shareholders' equity	83,288			77,177
Total liabilities and
shareholders' equity	$1,256,673			$1,144,465

NET INTEREST EARNINGS		$19,108			$18,084

NET INTEREST YIELD ON EARNING ASSETS			3.21%			3.35%